                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ------------------


                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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                Date of Report (Date of earliest event reported):
                                  JUNE 13, 2000


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                         BIOSANTE PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)



     WYOMING                       000-28637                    58-2301143
(State or Other of          (Commission File Number)         (I.R.S. Employer
  Incorporation)                                          Identification Number)


        175 OLDE HALF DAY ROAD
        LINCOLNSHIRE, ILLINOIS                                          60069
(Address of principal executive offices)                             (Zip Code)

                                 (847) 793-2434
                (Company's telephone number, including area code)



                                 NOT APPLICABLE.
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS

         On June 13, 2000, BioSante Pharmaceuticals, Inc., a Wyoming corporation ("BioSante"), entered into a license agreement and a supply agreement with Permatec Technologie, AG, a corporation organized under the laws of Switzerland ("Permatec"), covering four hormone products for the treatment of testosterone deficiency in men and estrogen deficiency in women. Three of the four new products licensed by BioSante are gel formulations of testosterone (the natural male hormone), estradiol (the natural female hormone) and a combination of estradiol and a progestogen (another female hormone). The fourth product is an estradiol patch.

         LICENSE AGREEMENT

         Under the terms of the license agreement, Permatec has granted BioSante an exclusive license, with the right to grant sublicenses, to develop and, after receipt of all necessary approvals, market the products in the following countries: United States, Canada, Mexico, Israel, Australia, New Zealand, China, Malaysia, Indonesia and South Africa, except that BioSante's rights to market the combined estradiol and progestogen product extend only to the United States and Canada. BioSante has an option to add additional countries to the covered territories. BioSante also has an exclusive right of first offer to develop and market in the United States, Canada, Japan and any other country listed above not already licensed to third parties or subject to a third party's right of first refusal, and to enter into a respective license therefore, another proposed gel formulation product currently being developed by Permatec. In addition to this product, Permatec has agreed to license to BioSante another gel formulation product that Permatec is currently developing in the event Permatec does not previously enter into a license agreement for that product with another party.

         In consideration for the license, BioSante has agreed to pay Permatec an initial license fee, a portion of which may be applied against future royalty payments and/or sublicense up front payments. In addition, BioSante must pay Permatec a royalty based on a certain percentage of the aggregate net sales for each product sold in each country, commencing with the first commercial sale of any of the products, and thereafter with respect to each such product until the later of: (1) the expiration of the last to expire patents applicable to such product in such country and (2) the tenth anniversary of the first commercial sale of such product in such country. In addition to the up-front license fee and royalty payments, BioSante must make certain milestone payments upon the attainment of certain milestones relating to the development and commercial sale of the products. In the event BioSante sublicenses any of the products in any portion of the territories, BioSante must pay Permatec a certain percentage of any up-front or sublicense or milestone payments received from such sublicensees. In the event BioSante licenses the two additional gel formulation products that Permatec is currently developing, BioSante must pay Permatec an additional license fee, milestone payments and royalties based on a certain percentage of net sales.

         The term of the license agreement will expire on a country-by-country and product-by-product basis when the royalties expire, at which time BioSante will have a fully paid-up exclusive license regarding the applicable product in such country. The parties may terminate the license agreement earlier upon the occurrence of certain events.


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

         The license agreement is attached as Exhibit 1 to this report and is incorporated by reference into this report in its entirety.

         SUPPLY AGREEMENT

         Under the terms of the supply agreement, Permatec has agreed to manufacture or have manufactured and sell exclusively to BioSante, and BioSante has agreed to purchase exclusively from Permatec, BioSante's total requirements for the products covered under the license agreement between the two parties. Within two years following the first commercial sale of a product, BioSante has the right to ask Permatec to assure that a second company becomes qualified as an alternative manufacturer of the products.

         The term of the supply agreement is the longer of 20 years or as long as BioSante is paying royalties on any product to Permatec under the license agreement. The parties may terminate the supply agreement earlier upon the occurrence of certain events.

          The supply agreement is attached as Exhibit 2 to this report and is incorporated by reference into this report in its entirety.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

                  Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION.

                  Not applicable.

         (c)      EXHIBITS.

                 EXHIBIT
                   NO.                              DESCRIPTION
                   ---                              -----------
                  10.1*             License Agreement dated as of June 13, 2000
                                    between Permatec Technologie, AG and
                                    BioSante Pharmaceuticals, Inc. (filed
                                    herewith)

                  10.2* Supply Agreement dated as of June 13, 2000 between BioSante Pharmaceuticals, Inc. and
                                    Permatec Technologie, AG (filed herewith)

                  99.1 Press Release dated June 13, 2000 (filed herewith)

                                    -------------
                                    *        Confidential treatment has been
                                             requested with respect to
                                             designated portions contained
                                             within document. Such portions have
                                             been omitted and filed separately
                                             with the Securities and Exchange
                                             Commission pursuant to Rule 24b-2
                                             of the Securities Exchange Act of
                                             1934.


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

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      BIOSANTE PHARMACEUTICALS, INC.


                                      By:  /s/ Stephen M. Simes
                                         --------------------------------------
                                           Stephen M. Simes
                                           President and Chief Executive Officer

Dated:  July 10, 2000


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

                         BIOSANTE PHARMACEUTICALS, INC.

                                    FORM 8-K

                                INDEX TO EXHIBITS

        EXHIBIT
          NO.                               DESCRIPTION
          ---                               -----------
         10.1*    License Agreement dated as of June 13, 2000 between Permatec
                  Technologie, AG and BioSante Pharmaceuticals, Inc. (filed
                  herewith)

         10.2*    Supply Agreement dated as of June 13, 2000 between BioSante
                  Pharmaceuticals, Inc. and Permatec Technologie, AG (filed herewith)

         99.1     Press Release dated June 13, 2000 (filed herewith)

                  -------------
                  * Confidential treatment has been requested with respect to designated portions contained within document. Such portions have been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934.


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